================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        N-VIRO INTERNATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606





April 12, 2001

To all N-Viro International Corporation Stockholders:

         The Board of Directors joins us in inviting you to attend the Annual Meeting of Stockholders. The meeting will be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 10, 2001. The meeting will begin at 3:00 p.m. (local time). Registration will begin at 2:30 p.m. Refreshments will be served before the meeting.

         In addition to the matters described in the attached Proxy Statement, we will report on the business and progress of N-Viro during 2000 and for the first quarter of 2001. N-Viro's performance for the year ended December 31, 2000 is discussed in the enclosed 2000 Annual Report to Stockholders.

         We hope you will be able to attend the meeting and look forward to seeing you there.

                                   Sincerely,




                                   /s/ J. Patrick Nicholson

                                   J. PATRICK NICHOLSON
                                   Chairman of the Board of Directors
                                   and Chief Executive Officer




                                   /s/ Terry J. Logan

                                   TERRY J. LOGAN
                                   President and
                                   Chief Operating Officer

                        N-VIRO INTERNATIONAL CORPORATION




                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS


                                       AND


                                 PROXY STATEMENT





                                  MEETING DATE

                                  MAY 10, 2001




                                 --------------





                             YOUR VOTE IS IMPORTANT!

  YOU ARE URGED TO SIGN, DATE, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 10, 2001


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of N-Viro International Corporation will be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 10, 2001. The Annual Meeting will begin at 3:00 p.m. (local time), for the purpose of considering and acting upon:

         1.  The election of three Class II Directors for a term of three years.

         2. The ratification of the appointment of Hausser + Taylor, LLP to serve as independent auditors for the Company for its year ended 2001.

         3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 23, 2001, will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof. Information relating to matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this notice.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/ James K. McHugh

                             James K. McHugh
                             Chief Financial Officer, Secretary and Treasurer

Toledo, Ohio
April 12, 2001




--------------------------------------------------------------------------------
         PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001

                                     GENERAL

         THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION (THE "COMPANY") BY ITS MANAGEMENT AND THE BOARD OF DIRECTORS IN CONNECTION WITH THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM TO BE USED IN VOTING AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), WHICH IS SCHEDULED TO BE HELD ON THURSDAY, MAY 10, 2001 AT 3:00 P.M. (LOCAL
TIME) AS SET FORTH IN THE FOREGOING NOTICE. At the Annual Meeting, the stockholders will be asked to elect three Class II Directors, ratify the appointment of Hausser + Taylor, LLP to serve as independent auditors of the Company and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         A share cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the action proposed. Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with the Secretary/Treasurer of the Company a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by the Secretary/Treasurer of the Company.

         The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors and officers of the Company may solicit proxies by telephone, facsimile or personal interview. The Company will reimburse Directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish this proxy material to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired Corporate Investors Communications to solicit proxies for a fee not to exceed $3,000, plus expenses and other customary charges.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting. The three nominees for election as Class II Directors who receive the highest number of votes therefor at the Annual Meeting shall be elected as Class II Directors. The ratification of the appointment of Hausser + Taylor, LLP as independent auditors shall require the affirmative vote of a majority of the holders of shares of common stock present or represented by proxy at the Annual Meeting where a quorum is present.

         The executive offices of the Company are located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. The telephone number is (419) 535-6374. The approximate date on which this material was first sent to stockholders was April 12, 2001. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY, N-VIRO INTERNATIONAL CORPORATION AT THE ABOVE ADDRESS.

               THE DATE OF THIS PROXY STATEMENT IS APRIL 12, 2001.

           VOTING SECURITIES OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

         The Company had outstanding 2,643,683 shares of common stock, $.01 par value per share (the "shares of common stock"), on March 23, 2001. These shares of common stock constitute the only class of outstanding voting securities of the Company. Stockholders of record at the close of business on March 23, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Each share of common stock is entitled to one vote on all matters to come before the Annual Meeting. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

         At March 23, 2001, the following were the only persons known to the Company to own beneficially more than 5% of the outstanding shares of common stock:

---------------------------------------------------------------------------------------------------------------------
                                                    Shares of Common Stock     Percentage of Outstanding Shares of
      Name and Address of Beneficial Owner            Beneficially Owned        Common Stock as of March 23, 2001
---------------------------------------------------------------------------------------------------------------------
N-Viro Energy Systems, Inc.(1)
3450 West Central Avenue, Suite 328
Toledo, Ohio  43606                                         336,319                           12.72%
---------------------------------------------------------------------------------------------------------------------
J. Patrick Nicholson(2)
2025 Richmond Rd.
Toledo, Ohio  43607                                         531,538                           20.11%
---------------------------------------------------------------------------------------------------------------------
R. Francis DiPrete(3)
255 Ide Road
Scituate, RI 02857                                          464,243                           17.56%
---------------------------------------------------------------------------------------------------------------------
Joan B. Wills(4)
75 Secluded Drive
Narragansett, RI  02882                                     461,543                           17.46%
---------------------------------------------------------------------------------------------------------------------
Worldtech Waste Management, Inc.(5)
272 Allison Gap Rd.
Saltville, VA  24370                                        312,343                           11.81%
---------------------------------------------------------------------------------------------------------------------
The Cooke Family Trust(6)
75 Secluded Drive
Narragansett, RI  02882                                     146,200                            5.53%
---------------------------------------------------------------------------------------------------------------------

----------
(1) N-Viro Energy Systems, Inc. is the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was one of the predecessor entities that combined to form the Company in October 1993. The general partners of the Partnership are J. Patrick Nicholson, Chairman and Chief Executive Officer of the Company, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children.
(2) J. Patrick Nicholson is the Chairman and Chief Executive Officer of the Company.
(3) R. Francis DiPrete has been a Director of the Company since May, 2000. Mr. DiPrete is also Chief Executive Officer, President and a Director of Worldtech Waste Management, Inc. ("Worldtech"), and co-trustee of The Cooke Family Trust (the "Trust"). Mr. Diprete's shares include: 5000 shares owned directly; 312,343 shares owned by Worldtech which may be deemed to be beneficially owned by Mr. DiPrete as a result of his positions as President/CEO and director of Worldtech, and, co-trustee of the Trust, which is also a significant shareholder of Worldtech; and 146,200 shares owned by the Trust which may be deemed to be beneficially owned by Mr. DiPrete as a result of his position as co-trustee of the Trust. Mr. DiPrete disclaims beneficial ownership of the Company shares held by Worldtech because he is paid a salary by Worldtech for his services as an employee and otherwise has no economic interest in Worldtech except to the extent of his personal ownership of Worldtech shares. Mr. DiPrete also disclaims beneficial ownership of the Company shares owned by the Trust because he is paid a set fee for his services as co-trustee and otherwise has no economic interest in the Trust.
(4) Joan Wills is a co-trustee of the Trust, along with Mr. DiPrete. She is also a director of Worldtech. Ms. Wills' shares include: 3,000 shares held in an Individual Retirement Account for the benefit of her husband Gene Wills; 312,343 shares owned by Worldtech which may be deemed to be beneficially owned by Ms. Wills as a result of her positions as a director of Worldtech and co-trustee of the Trust which is also a significant shareholder of Worldtech; and 146,200 shares owned by the Trust which may be deemed to be beneficially owned by Ms. Wills as a result of her position as co-trustee of the Trust. Ms. Wills disclaims beneficial ownership of the shares held in her husband's IRA because she has no direct voting or investment power or economic interest therein. Ms. Wills also disclaims beneficial ownership of the Company shares held by Worldtech because she is paid a salary by Worldtech for her services as an employee and otherwise has no economic interest in Worldtech except indirectly to the extent of the Worldtech shares held in her husband's IRA. Ms. Wills also disclaims beneficial ownership of the Company shares owned by the Trust because she is paid a set fee for her services as co-trustee and otherwise has no economic interest in the Trust.
(5)  Worldtech is a privately-held company in the business of waste management.
     R. Francis DiPrete, a Director of the Company, is Chief Executive Officer, President and a Director.
(6) The Trust is a trust organized on July 15, 1990 pursuant to the laws of the State of Rhode Island. Its trustees are Joan Wills of Narragansett, RI and
     R. Francis DiPrete of Scituate, RI, a Director of the Company, and a Director and executive officer of Worldtech. Ms. Wills is also a director of Worldtech.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the Board of Directors shall be divided into three classes of equal or approximately equal number and that the number of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote. The Directors are elected for a three-year term or until the election and qualification of their respective successors. It is intended by the Board that proxies received will be voted to elect the three Class II Directors named below to serve for a three-year term until their respective successors are elected and have qualified or until their earlier resignation or removal.

         Pursuant to Delaware law, under which the Company is organized, the Company's business, property and affairs are managed under the direction of the Board of Directors. The Board met five times during the year ended December 31, 2000. The Board has appointed standing Audit, Compensation, Finance and Nominating Committees. In 2000, each incumbent Director attended at least 75% of the aggregate meetings of the Board and the Committees on which they served, except Bobby Carroll and B.K. Wesley Copeland, who each attended three of the five meetings.

         The Audit Committee of the Board of Directors currently consists of Mr. Kaiser, Mr. Irmscher and Mr. Haslinger, and met four times during the year ended December 31, 2000. The Audit Committee recommends the appointment of auditors and oversees the accounting and internal audit functions of the Company.

         The Compensation Committee of the Board of Directors currently consists of Mr. Copeland, Mr. Carroll and Mr. Haslinger, and met twice during the year ended December 31, 2000. Mr. DiPrete was added to this committee on March 20, 2001. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options pursuant to the Company's Stock Option Plan.

         The Finance Committee of the Board of Directors currently consists of Mr. Irmscher, Mr. Carroll and Mr. Kaiser, and met once during the year ended December 31, 2000. Mr. DiPrete was added to this committee on March 20, 2001. The Finance Committee assists in monitoring cash flow requirements of the Company and approves any internal or external financing or leasing arrangements.

         The Nominating Committee of the Board of Directors currently consists of Mr. O'Neil, Mr. Copeland and Mr. Michael Nicholson, and met twice during year ended December 31, 2000. The Nominating Committee considers and recommends to the Board of Directors nominees for election to the Board of Directors. The Nominating Committee may, in its discretion, consider nominations by stockholders proposed for the 2001 Annual Meeting. All stockholder nominations should be directed to N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Secretary/Treasurer. Such stockholder recommendations must be in writing, contain a description of the nominee's qualifications and his or her consent to serve and must be received by the Company no later than January 11, 2002.

         If any nominee declines or is unable to accept such nomination to serve as a Class II Director, events which the Board does not now expect, the proxies reserve the right to substitute another person as a Board nominee, or to reduce the number of Board nominees, as they shall deem advisable. The Proxy solicited hereby will not be voted to elect more than three Class II Directors.

                                    CLASS II

                             DIRECTORS TO BE ELECTED

TERRY J. LOGAN, PH.D., AGE 58. Dr. Logan became Chief Operating Officer and President of the Company in July 1999. From 1971 until his retirement in July 1999, Dr. Logan was a professor of Agronomy at The Ohio State University. Dr. Logan served as President of Pan-American N-Viro Inc. (subsidiary of the Company) from 1994 through 1995 and is the President of Logan Environmental, Inc. (environmental consulting firm). Dr. Logan has been a member of the Board since May 1993.

JAMES D. O'NEIL, P.E., AGE 70. Mr. O'Neil served as the Vice-President of Engineering and Operations from May, 1993 until his retirement effective June 1, 2000. Prior to that date, Mr. O'Neil was Vice-President and General Manager of Leon Boulton & Son, Inc., for 14 years, and subsequently self-employed as an engineering consultant. Mr. O'Neil also acts as a consultant to the Company on various matters. Mr. O'Neil has been a member of the Board since August 1997 and is a member of the Board's Nominating Committee.

MICHAEL G. NICHOLSON, AGE 34. Mr. Nicholson has served as the Vice-President of Sales and Marketing of the Company since December, 1996, and was elected Senior Vice-President in May, 2000. Prior to December, 1996, Mr. Nicholson served the Company and the Partnership in various management positions in sales since his hiring in 1990. Mr. Nicholson is the son of J. Patrick Nicholson, Chairman and Chief Executive Officer of the Company. Mr. Nicholson has been a member of the Board since February 1998 and is a member of the Board's Nominating Committee.


                                    CLASS III

                        DIRECTORS WHOSE TERMS CONTINUE(1)

WALLACE G. IRMSCHER, AGE 78. Mr. Irmscher has been self-employed as a consultant in the construction and construction materials industry since 1995. Prior to the time, Mr. Irmscher was an officer and Director of Newfoundland Resources and Mining Limited (quarry operation), an entity that was the subject of bankruptcy proceedings in 1995. Mr. Irmscher is a Director of United States Lime and Minerals, Inc. (publicly traded company), has served as a Director of the Company since May 1995 and is a member of the Board's Audit and Finance Committees.

CHARLES B. KAISER, JR., AGE 77. From 1957 until his retirement in 1990, Mr. Kaiser was general counsel to the St. Louis Metropolitan Sewer District. Mr. Kaiser is also a former President of both the Water Environment Federation and the Association of Metropolitan Sewerage Agencies. Mr. Kaiser has served as a Director of the Company since May 1993 and is a member of the Board's Audit and Finance Committees.

DANIEL J. HASLINGER, AGE 45. Mr. Haslinger is Chief Executive Officer and Owner of Micro Macro Integrated Technologies. Mr. Haslinger is also Chief Executive Officer of both WJZE 97.3FM Mission Radio Broadcasting and Buckeye Beef. Mr. Haslinger is President of N-Viro Filipino, a licensee of the Company. Mr. Haslinger has served as a Director of the Company since May 1999 and is a member of the Board's Audit and Compensation Committees.

R. FRANCIS DIPRETE, AGE 46. Mr. DiPrete is a lawyer and is presently President and Board Chairman of Worldtech Waste Management, Inc., which is a Virginia thermal soil remediation facility and specialty waste handler. Mr. DiPrete is also an officer and a member of the Board of Directors of the Ross Corporation, which owns and develops medical device technology. Mr. DiPrete has served as a Director of the Company since May 2000, and as of March 20, 2001 is a member of the Board's Finance and Compensation Committees.
----------

(1)  The terms of Messrs. Irmscher, Kaiser, Haslinger and DiPrete expire in
     2002.

                                     CLASS I

                        DIRECTORS WHOSE TERMS CONTINUE(2)

BOBBY B. CARROLL, AGE 67. Mr. Carroll is the President and Chief Executive Officer of Pozzolanic Contracting & Supply Co., a supplier of roadway construction materials in the Southeast U.S. Mr. Carroll also acts as a consultant and sales representative to the Company with respect to various matters. Mr. Carroll has served as a Director of the Company since May 1997 and is a member of the Board's Compensation and Finance Committees.

J. PATRICK NICHOLSON, AGE 64. Mr. Nicholson became Chairman, Chief Executive Officer of the Company in May 1993. In 1979, he founded the Partnership, one of the predecessor entities that combined to form the Company in October 1993. From the Partnership's inception to present, Mr. Nicholson has served as one of its general partners and is the controlling stockholder of N-Viro Energy Systems, Inc., the corporate general partner of the Partnership. Mr. Nicholson has served as a Director of the Company since May 1993.

B.K. WESLEY COPELAND, AGE 67. Mr. Copeland, a physical chemist, was the Founder of the International Science and Technology Institute, Inc., as well as Founder and Chief Executive Officer of the Foundation for Economic Development. Mr. Copeland has served as a Director of the Company since May 1997 and is a member of the Board's Compensation and Nominating Committees.


         THE MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR CLASS II DIRECTORS. The nominees who receive the highest number of votes at the Annual Meeting shall be elected as Directors.



                        EXECUTIVE OFFICERS OF THE COMPANY

         The following information is furnished as to the Executive Officers of the Company:

J. PATRICK NICHOLSON, AGE 64. Mr. Nicholson has served as Chairman and Chief Executive Officer of the Company since its inception in May 1993. As described above, Mr. Nicholson served in a similar capacity to the Partnership prior to that date.

TERRY J. LOGAN, AGE 58. Dr. Logan has served as President and Chief Operating Officer of the Company since his hiring in July, 1999. As described above, Dr. Logan served as a professor at The Ohio State University prior to that date.

JAMES K. MCHUGH, AGE 42. Mr. McHugh has served as Chief Financial Officer, Secretary and Treasurer of the Company since January 1997. Prior to that date, Mr. McHugh served the Company and the Partnership in various financial positions since his hiring in April, 1992.

MICHAEL G. NICHOLSON, AGE 34. Mr. Nicholson has served as the Vice-President of Sales and Marketing of the Company since December, 1996, and was elected Senior Vice-President in May, 2000. As described above, Mr. Nicholson served the Company and the Partnership in various management positions in sales.

----------
(2)  The terms of Messrs. Carroll, J.P. Nicholson and Copeland expire in 2003.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table sets forth, as of March 23, 2001, unless otherwise specified, certain information with respect to the beneficial ownership of the Company's shares of common stock by each person who is a Director of the Company, a nominee for the Board, each of the named Executive Officers, and by the Directors and Executive Officers of the Company as a group.


-------------------------------------------------------------------------------------------------
                                             Beneficial Ownership of
                                          Common Stock as of March 23,
        Name of Beneficial Owner                      2001                  Percent of Class
-------------------------------------------------------------------------------------------------

Bobby B. Carroll                                    128,400(1)(2)                  4.86%
-------------------------------------------------------------------------------------------------

B.K. Wesley Copeland                                 10,800(2)                      .41%
-------------------------------------------------------------------------------------------------

R. Francis DiPrete                                  464,243(2)(5)                 17.56%
-------------------------------------------------------------------------------------------------

Daniel Haslinger                                      4,600(2)                      .17%
-------------------------------------------------------------------------------------------------

Wallace G. Irmscher                                  13,125(2)                      .50%
-------------------------------------------------------------------------------------------------

Charles B. Kaiser, Jr.                               14,050(2)                      .53%
-------------------------------------------------------------------------------------------------

Terry J. Logan                                       56,462(2)                     2.14%
-------------------------------------------------------------------------------------------------

James K. McHugh                                      26,521(2)                     1.00%
-------------------------------------------------------------------------------------------------

J. Patrick Nicholson                                531,538(2)(3)                 20.11%
-------------------------------------------------------------------------------------------------

Michael G. Nicholson                                 47,734(2)                     1.81%
-------------------------------------------------------------------------------------------------

James D. O'Neil                                      35,625(2)                     1.35%
-------------------------------------------------------------------------------------------------

All Directors and Executive Officers as
a group (11 persons)                              1,333,098(4)                    50.43%
-------------------------------------------------------------------------------------------------

----------

(1) Includes 41,600 Shares actually owned by Pozzolanic Contracting & Supply Co., a company of which Mr. Carroll is the controlling shareholder.

(2) Includes shares not actually owned by such individuals as of March 23, 2001, but of which beneficial ownership could be acquired currently by such individuals upon the exercise of outstanding options.

(3) Includes 450 shares owned by the Partnership, of which Mr. Nicholson is a general partner, and 336,319 shares owned by N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling shareholder.

(4) Includes an aggregate of 248,525 shares not actually owned by such Directors and Executive Officers as of March 23, 2001, but of which beneficial ownership could be acquired currently by such Directors and Executive Officers upon the exercise of outstanding options.

(5) Includes 312,343 shares actually owned by Worldtech Waste Management, Inc., a privately-held company of which may be deemed to be beneficially owned by Mr. DiPrete as a result of his positions as President/CEO and director of Worldtech, and, co-trustee of The Cooke Family Trust (the "Trust"), which is also a significant shareholder of Worldtech. Also includes 146,200 shares actually owned by the Trust, a trust of which Mr. DiPrete is co-trustee and which may be deemed to be beneficially owned by Mr. DiPrete as a result of his position as co-trustee of the Trust. Mr. DiPrete disclaims beneficial ownership of the Company shares held by Worldtech because he is paid a salary by Worldtech for his services as an employee and otherwise has no economic interest in Worldtech except to the extent of his personal ownership of Worldtech shares. Mr. DiPrete also disclaims beneficial ownership of the Company shares owned by the Trust because he is paid a set fee for his services as co-trustee and otherwise has no economic interest in the Trust.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table presents the total compensation awarded to, earned by, or paid to, the Chief Executive Officer, the Chief Operating Officer and the Vice-President of Engineering and Operations of the Company during 1998, 1999 and 2000. There were no other Executive Officers of the Company who were serving at the end of 2000 and whose total annual salary and bonus, if any, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                            Annual Compensation       Long-Term       All Other
                                                          ----------------------      Compensation    Compensation
        Name and Principal Position           Year        Salary($)     Bonus($)     Options (#)(9)       ($)
--------------------------------------------------------------------------------------------------------------------
                                              2000       $131,250           7,125        12,500           -0-
J. Patrick Nicholson                          1999       $131,250             500           -0-           -0-
Chairman and Chief Executive Officer          1998       $131,250          21,000        50,000           -0-
--------------------------------------------------------------------------------------------------------------------
                                              2000       $120,000           7,125        12,500           -0-
Terry J. Logan                                1999       $ 60,000             500         2,000           -0-
President and Chief Operating Officer         1998            -0-            -0-         51,000           -0-
--------------------------------------------------------------------------------------------------------------------
James D. O'Neil                               2000       $109,619(10)       6,625           -0-           -0-
Vice-President of Engineering and             1999       $105,000             500           -0-           -0-
Operations                                    1998       $105,000             -0-        25,000           -0-
--------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         On June 14, 1999, Dr. Logan entered into a five-year employment agreement with the Company at a minimum annual salary of $144,000, reviewable annually at January 1 during the employment term. Such agreement also provides that Dr. Logan shall be entitled to (i) bonuses to be payable at the discretion of the Board of Directors, (ii) other benefits, including insurance and pension plan, as are provided to other Executive Officers of the Company, and (iii) stock options to purchase 50,000 shares of the Company's common stock. Effective July 1, 1999, Dr. Logan voluntarily agreed to reduce his minimum annual salary to $120,000 for the years ended December 31, 1999, 2000 and 2001.

         On December 2, 1999, Mr. J. P. Nicholson entered into a two and one-half-year employment agreement with the Company at a minimum annual salary of $144,000, reviewable annually at January 1 during the employment term. Such agreement also provides that Mr. Nicholson shall be entitled to (i) bonuses to be payable at the discretion of the Board of Directors, (ii) such medical and other benefits, including insurance and pension plan, as are provided to other Executive Officers of the Company, and (iii) stock options to purchase 50,000 shares of the Company's common stock. Effective December 2, 1999, Mr. Nicholson voluntarily agreed to reduce his minimum annual salary to $131,250 for the years ended December 31, 1999, 2000 and 2001.

----------
(9) The numbers shown represent the number of shares of common stock for which options were granted to the named Executive Officers in 1998, 1999 and 2000.

(10) Mr. O'Neil retired effective June 1, 2000, and was paid salary continuation through December 31, 2000 for a total of $105,000. Additionally, accrued vacation and sick benefits totalling $4,619 were paid on separation.

                        OPTION GRANTS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------
                                                % of Total                                   Potential Realizable
                                  Number of      Options                                   Value at Assumed Annual
                                 Securities     Granted to                                   Rates of Stock Price
                                 Underlying     Employees    Exercise or                   Appreciation for Option
                                   Options      in Fiscal     Base Price    Expiration               Term
              Name               Granted(1)        Year       ($/share)        Date              5%($) 10%($)
---------------------------------------------------------------------------------------------------------------------

  J. Patrick Nicholson              7,500         14.71%        $5.00        5/11/2010      $    -0-(2)   $ 8,701
                                -------------------------------------------------------------------------------------

                                    5,000         11.24%        $1.50       12/14/2010      $ 11,843      $23,301
---------------------------------------------------------------------------------------------------------------------

  Terry J. Logan                    7,500         14.71%        $5.00        5/11/2010      $    -0-(2)   $ 8,701
                                -------------------------------------------------------------------------------------

                                    5,000         11.24%        $1.50       12/14/2010      $ 11,843      $23,301
---------------------------------------------------------------------------------------------------------------------

  James D. O'Neil                    -0-           n/a           n/a            n/a           n/a           n/a
---------------------------------------------------------------------------------------------------------------------

     (1) Options vest 20% at the date of Grant, and 20% on each anniversary date of the succeeding four years.

     (2) Certain of the options would not have positive value even while assuming the stated rate of growth.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------
                              Shares        Value                                         Value of Unexercised
                           Acquired On     Realized        Number of Unexercised         In-The-Money Options at
          Name             Exercise(3)      ($)(3)     Options at Fiscal Year End(4)     Fiscal Year End ($)(5)
-------------------------------------------------------------------------------------------------------------------
                                                       Exercisable    Unexercisable   Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------

J. Patrick Nicholson           -0-           $-0-         61,500         31,000         $ 8,125         $ 8,125
-------------------------------------------------------------------------------------------------------------------

Terry J. Logan                 -0-           $-0-         55,650         31,000         $11,863         $ 8,125
-------------------------------------------------------------------------------------------------------------------

James D. O'Neil                -0-           $-0-         34,825             -0-        $ 6,013         $   -0-
-------------------------------------------------------------------------------------------------------------------

          (3) No options were exercised by the named Executive Officers in 2000.

          (4) All options have been adjusted to reflect a one-for-four reverse stock split effective October 31, 1995.

          (5) Options are "in-the-money" only if the closing market price of the common stock on December 31, 2000 exceeded the exercise price of the options. There were 22,800 options "in-the-money" that were held by Executive Officers of the Company on December 31, 2000 at $1.625 per share closing price.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as Directors. Effective April 1, 1994 through May 13, 1999, non-employee Directors received no cash compensation, but received stock options pursuant to the Company's Stock Option Plan. Each Director received a stock option grant of 500 shares of Common Stock of the Company per meeting attended, as approved by the Compensation Committee on May 9, 1997. Effective May 14, 1999 through December 14, 2000, non-employee directors no longer received stock options, but received a payment of 400 shares of unregistered Common Stock of the Company per meeting attended, as approved by the Compensation Committee on May 13, 1999. Effective December 15, 2000, non-employee directors receive a stock option grant of 700 shares of Common Stock of the Company per meeting attended, as approved by the Compensation Committee on December 14, 2000. The Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

COMPENSATION COMMITTEE INTERLOCKS

         From November 17, 1999 to March 19, 2001, the members of the Compensation Committee consisted of Mr. Copeland, Mr. Carroll and Mr. Haslinger, each of whom is a non-employee Director of the Company. Mr. DiPrete, a non-employee Director, will be serving on the Committee in the fiscal year 2001. Bobby Carroll receives consulting and sales representation fees as disclosed in the Certain Relationships and Related Transactions section of this document.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation of the Company's Executive Officers is determined by the Compensation Committee of the Board of Directors.

         The Committee's compensation philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist the Company in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

         The Committee establishes salaries at a level intended to be competitive with the average salaries of Executive Officers in comparable companies with adjustments made to reflect the financial health of the Company. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance.

         Long-term incentives are provided through stock options granted under the Company's Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

         The Committee, subject to any employment agreements in effect with its Executive Officers, reviews and recommends to the Board of Directors for approval the salaries, bonuses and long-term incentives of the Company's officers, including its most highly compensated Executive Officers. In addition, the Committee grants stock options under the Company's Stock Option Plan to Executive Officers and other selected employees, Directors and to consultants, and otherwise administers the Company's Stock Option Plan.

         With respect to Chief Executive Officer compensation, Mr. Nicholson's base salary for 2000 was $131,250. Mr. Nicholson's base salary is determined by his Employment Agreement which entitles him to a minimum annual base salary of $144,000. See "Employment Agreements." However, Mr. Nicholson has reduced his base salary in each of the six preceding years. He will be paid an annual minimum base salary of $131,250 for 2001. Mr. Nicholson will continue to accept a reduced base salary until such time as the Company's profitability permits payment of the $144,000 annual minimum base salary provided for in his Employment Agreement.

         The Committee is also responsible for recommending to the Board of Directors bonus amounts payable to Mr. Nicholson, the Chief Executive Officer. Any bonuses payable will be determined by the Committee, based on the same elements and factors relating to the other Executive Officers of the Company. As the founder and the largest beneficial owner (20.08% of total shares of common stock outstanding) of the Company, Mr. Nicholson has a significant portion of his wealth invested in the Company's stock. Mr. Nicholson's level of stock ownership continues to provide a strong link between Company performance and the resulting rewards.

         The Committee has not formulated any policy regarding qualifying compensation paid to the Company's Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

         Compensation Committee of the Board of Directors
         N-Viro International Corporation
                  Bobby B. Carroll
                  B.K. Wesley Copeland
                  Daniel J. Haslinger

                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------


                  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from Management. In addition, the Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action.

                  The Directors who serve on the Committee are all "Independent" for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to the Company that may interfere with our independence from the Company and its management.

                  The Board has adopted a written charter setting out the audit related functions the Committee is to perform. You can find a copy of that charter attached to this proxy statement as Appendix A.

                  Management has primary responsibility of the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by Management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

                  This year, we reviewed the Company's audited financial statement and met with both Management and Hausser + Taylor, LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

                  We have received from and discussed with Hausser + Taylor, LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from the Company. We also discussed with Hausser + Taylor, LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                  /s/  Charles B. Kaiser, Jr.     , Audit Committee Chair
                  -------------------------------------

                  /s/  Wallace G. Irmscher       , Audit Committee Member
                  --------------------------------

                  /s/  Daniel J. Haslinger       , Audit Committee Member
                  ---------------------------------

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the yearly percentage change and the cumulative total shareholder return on the Company's shares against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and an index comprised of Peer Group companies selected by the Company. The Peer Group consists of six companies considered to be either competitors or similar to the Company. Upon written request to the Secretary/Treasurer, N-Viro International Corporation, 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606, the Company shall provide stockholders with the names of the component issuers. The data is for the period beginning December 29, 1995, and ending December 31, 2000. The calculation assumes that $100 was invested at the close of business on December 29, 1995 and all dividends are assumed to be reinvested.

                                    [GRAPH]

======================================================================================================================
                       12/29/95         12/31/96        12/31/97        12/31/98         12/31/99        12/29/00
----------------------------------------------------------------------------------------------------------------------
NASDAQ Index             100.0           123.0            150.7           212.4           394.8            237.4
----------------------------------------------------------------------------------------------------------------------
Company                  100.0           112.5            125.0            68.8            82.8             81.3
----------------------------------------------------------------------------------------------------------------------
Peer Group               100.0            60.8             63.7            98.2            78.0            110.8
======================================================================================================================

         Except to the extent the Company specifically incorporates this information by reference, the foregoing Report of the Compensation Committee and Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information shall not otherwise be deemed filed under such Acts.

SECTION 16(a) COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors and Executive Officers, and persons who own beneficially more than ten percent (10%) of the shares of common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Directors and Executive Officers complied with all applicable filing requirements during the fiscal year ended December 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Bobby B. Carroll, a consultant and sales representative to and Director of the Company, received fees of $60,000 in 2000 for consulting and sales assistance with the operations of the Company facilities located in Tennessee, North Carolina and South Carolina. Mr. Carroll is currently under contract with the Company to pay him $60,000 per year through 2002. In addition, Pozzolanic Contracting & Supply Co., a company of which Mr. Carroll is the controlling shareholder, sells materials to the Company in the ordinary course of business, the aggregate amount of which was approximately $21,000 in 2000.

         Dr. Terry J. Logan, Ph.D., the Chief Operating Officer, President and Director of the Company, received consulting fees in the amounts of $ -0- in 2000 and $36,000 in 1999, for services rendered through June 30, 1999. Dr. Logan is also the controlling shareholder of Logan Environmental, Inc., an environmental consulting firm which performs administrative services for the Company, and was paid $12,000 for these services in 2000 and $4,800 in 1999.

         James D. O'Neil, P.E., a Director of the Company, had been employed as Vice-President of Engineering and Operations of the Company from March, 1993 until his retirement effective June 1, 2000. Prior to that period, Mr. O'Neil was Vice-President and General Manager of Leon Boulton + Son, Inc. for 14 years, and subsequently self-employed as an engineering consultant. Mr. O'Neil retired as an employee of the Company effective June 1, 2000, and subsequently received consulting fees in the amount of approximately $5,900 through December 31, 2000.

         Michael Nicholson, a Director of the Company, has been employed as Vice-President of Sales and Marketing of the Company since December, 1996, and was elected Senior Vice-President in May, 2000. Prior to that period, Mr. Nicholson served the Company and the Partnership in various management positions in sales. For the years ended 2000 and 1999, Mr. Nicholson was paid $97,305 and $84,000, including bonuses, respectively, from the Company. Mr. Nicholson is the son of J. Patrick Nicholson, Chairman and Chief Executive Officer of the Company.



                              INDEPENDENT AUDITORS

APPOINTMENT OF HAUSSER + TAYLOR, LLP

       On September 21, 1999, McGladrey & Pullen, LLP, the Registrant's certifying accountant, resigned as the certifying accountant for the Registrant by so notifying the Registrant in writing. McGladrey & Pullen, LLP served as the Company's independent auditors of the Company since January 10, 1996. McGladrey & Pullen, LLP issued, for the periods ended December 31, 1997 and 1998, an unqualified opinion, without qualification, disclaimer, adverse opinion or any uncertainties. McGladrey & Pullen, LLP voluntarily resigned as the certifying accountant for the Registrant. Neither the Registrant, nor its Board of Directors or any committee thereof made a decision to change accountants. There were no disagreements with McGladrey & Pullen, LLP during the Registrant's two most recent fiscal years and subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. There have been no reportable events within the Registrant's two most recent fiscal years and subsequent interim periods. On November 9, 1999, at a meeting of the Board of Directors, Hausser + Taylor, LLP, was approved as the Registrant's newly engaged certifying independent accountant for the fiscal year ending December 31, 1999.

         Hausser + Taylor, LLP has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Hausser + Taylor, LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor, LLP. Hausser + Taylor, LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

AUDIT FEES

         Audit services of Hausser + Taylor, LLP for the year ended December 31, 2000 included the audit of the financial statements of the Company included in the Annual Report to Shareholders for 2000 and services related to quarterly filings with the Securities and Exchange Commission. Fees for these services totalled approximately $65,000 for the year ended December 31, 2000. There are no existing direct or indirect understandings or agreements that place a limit on future years' audit fees. The Audit Committee does not consider the fees charged the Company to be incompatible with maintaining the independence of Hausser + Taylor, LLP.

ALL OTHER FEES

         Hausser + Taylor, LLP also provided consultation and assistance on accounting related matters for the year ended December 31, Fees for these services totalled approximately $4,000 for the year ended December 31, 2000. There are no existing direct or indirect understandings or agreements that place a limit on future years' fees for consultation and assistance on accounting related matters. The Audit Committee does not consider the fees charged the Company to be incompatible with maintaining the independence of Hausser + Taylor, LLP.


      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Hausser + Taylor, LLP served as independent auditors of the Company for the year ended December 31, 2000 and has been selected by the Company to serve as its independent auditors for the year ending December 31, 2001. Hausser + Taylor, LLP became the Company's independent auditors on November 9, 1999, succeeding McGladrey & Pullen, LLP which served as the Company's independent auditors of the Company since January 10, 1996. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2002 because of the difficulty and expense of making such a substitution. A representative of Hausser + Taylor, LLP, is expected to attend the Annual Meeting and will be available to respond to appropriate questions. That representative will have the opportunity to make a statement if they desire to do so.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF HAUSSER + TAYLOR, LLP. The affirmative vote of the holders of a majority of shares of common stock present in person or by proxy at the Annual Meeting will be required for such ratification.

                                  OTHER MATTERS

         The Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for inclusion in the Company's proxy materials for the 2002 Annual Meeting be submitted to James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, in writing no later than January 11, 2002. Unless the Company has been given written notice by February 19, 2002 of a shareholder proposal to be presented at the 2002 Annual Meeting other than by means of inclusion in the Company's proxy materials for the meeting, persons named in the proxies solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal.


                          BY THE ORDER OF THE BOARD OF
                          DIRECTORS


                          /s/ James K. McHugh

                          James K. McHugh
                          Chief Financial Officer, Secretary and Treasurer

                                                                      Appendix A

                        N-VIRO INTERNATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER


                                     PURPOSE

         This Charter has been adopted by the Board of Directors (the "Board") of N-Viro International Corporation, a Delaware corporation (the "Company"), on June 5, 2000 for the sole purpose of setting forth the roles and responsibilities of the Audit Committee (the "Committee") of the Board.

                         ORGANIZATION AND QUALIFICATION

         The Committee shall be composed of not less than three directors, all of whom shall be designated by the Board from time to time in accordance with the requirements set forth in this paragraph. Except as otherwise permitted by applicable laws, rules and regulations and approved by the Board, no director who is not considered "independent" under the NASDAQ listing standards may be a member of the Committee and any questions relating to the status of a director as being "independent" shall be resolved by the Board. Members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

                              ROLE OF THE COMMITTEE

         The Committee shall assist the Board in fulfilling its oversight responsibilities by monitoring and reviewing the corporate accounting and reporting practices of the Company.

                        RESPONSIBILITIES OF THE COMMITTEE

         The Committee shall be responsible for obtaining the approval of the Board of this Charter and to review the Charter at least annually and recommend changes to it as it shall see fit. Specifically, the Committee shall:

         - Recommend to the Directors the independent auditors to be selected or proposed to the stockholders to audit the financial statements of the Company and its subsidiaries; PROVIDED, HOWEVER, that the Board is ultimately responsible for the engagement and evaluation of the independent auditors and the independent auditors shall be accountable to the Board and the Committee.

         - Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380), as it may be modified or supplemented, receive, in connection with any audit by the independent auditors of the financial statements of the Company, the written disclosures and the letter from the independent auditors regarding the independent auditors' independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors the independent auditors' independence.

         - Review the quarterly financial statements of the Company and its subsidiaries with management and the independent auditors prior to the issuance of a press release of such results or filing of the Form 10-Q. The Chairman of the Committee may represent the Committee for this purpose.

         - Review the annual financial statements of the Company and its subsidiaries to be filed on Annual Report Form 10-K with management and the independent auditors and report the results of the annual audit to the Board and confirm that the independent auditors are satisfied with the disclosure and content of the financial statements and the cooperation received from management during the course of the audit.

         - Review with management and the independent auditors any significant financial reporting issues and practices including any changes in, or adoptions of, accounting principles and disclosure practices and the adequacy and effectiveness of the accounting and financial controls of the Company.

         - Investigate any matter brought to the attention of the Committee within the scope of its duties.

         - Provide such reports in the proxy statements of the Company as are required of the Committee by applicable law or exchange regulation (including, without limitation, pursuant to Item 7(e)(3) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                  Item 306 of Regulation S-K promulgated under the Exchange
                  Act).

         - Based on its reviews, discussions and other actions taken as described above, determine whether it shall recommend to the Board that the annual financial statements for any fiscal year of the Company be included in the Company's Annual Report on Form 10-K for such fiscal year and recommend such inclusion if the Committee shall determine to do so.

                                   PROCEDURES

         The Committee shall meet in accordance with an established schedule and special meetings may be called by the Chairman of the Committee or by any two other members as deemed appropriate by them. The Committee shall meet (a) out of the presence of management, with the independent auditors on a regular basis,
(b) with representatives of senior management quarterly and (c) with other employees of the Company as the Committee shall determine in connection with the Company's performance of its internal audit procedures. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the Committee may take action through further meetings or through a written consent in lieu of any special meeting.

         A number of members of the Committee equal to at least a majority of the whole Committee shall constitute a quorum for the transaction of any business by the Committee, whether at a meeting or by written consent.

         The Committee shall report its activities to the full Board whenever the approval of the Board is required or when Committee members determine that a matter necessitates deliberation or inquiry by the full Board. In addition, the Board may call for a report of the Committee at any time, as determined by the Board.

         The Committee shall utilize adequate Company resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. Additionally, the Committee may retain special counsel or experts when the circumstances warrant such actions, after notice to the Chairman of the Board.

LIMITATIONS ON SCOPE

         The Committee members shall serve on the Committee from time to time, subject to the understanding on their part and the part of Company management and employees and the independent auditors that:

         - The Committee members expect the Company's management and employees and the independent auditors to cooperate with the Committee and to provide the Committee with prompt and accurate information so that the committee can discharge its duties properly.

         - To the extent permitted by law, the Committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

         - The Committee members, in agreeing to serve on the Committee, do so in reliance on, among other things, the indemnification and advancement of expenses provisions of the Company's Certificate of Incorporation and other applicable indemnification provisions in any agreement between the Company and any member of the Committee.

         - While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are true and fair or in accordance with generally accepted accounting principles as applied in the United States. These are the responsibility of the independent auditors and the Board, respectively.

         - While the Committee is encouraged to act as a link between the independent auditors, management and the Board, including as a conduit for the independent auditors and management to raise matters of importance, which may include items of dispute, and to initiate or request investigations of matters that it considers necessary or appropriate to carry out its responsibilities under this Charter, it is not the duty nor the obligation of the Committee to conduct investigations, to resolve disputes or disagreements, if any, between management and the independent auditors or to assure compliance with applicable laws and/or regulations or the Company's Code of Conduct.

                            PUBLIC FILING OF CHARTER

         To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of Schedule 14A promulgated under the Exchange Act), this Charter shall be publicly filed as an appendix to the proxy statements of the Company with respect to Annual Meetings of the Stockholders of the Company.

                                     MINUTES

         The proceedings and decisions of the Committee shall be recorded in minutes, which shall be circulated to all members of the Committee for approval prior to their signature by the Chairman of the Committee and then circulation to the members of the Board. The Company Secretary shall be the Secretary of the Committee.

MEMBERS.
-------

         As of the date of adoption of this Charter, the members of the Committee are:

                           Wallace (Jack) G. Irmscher
                           Charles B. Kaiser, Jr.
                           Daniel J. Haslinger

            R.S. ROWE & COMPANY, INC.; JOB NO. 9514; PROOF OF 3-09-01
     (781) 849-9700; (212) 926-2444; (800) 324-6202; FAX NO. (781) 849-9740
[ICON]                 EMAIL ADDRESS: rsrowe@interserv.com


                           pm6\5th-3rd\n-viro-prx.pm6



                        N-VIRO INTERNATIONAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2001

         Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints J. Patrick Nicholson, Terry J. Logan and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the West Point Room of the Toledo Club, 235 14th Street, Toledo, Ohio on May 10, 2001 at 3:00 p.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

1. Election of Class II Directors
       [ ] FOR all nominees listed below                     [ ] WITHHOLD AUTHORITY to vote for all
                   (Except as marked to the contrary below)      nominees listed below

       Nominees: Terry J. Logan, James D. O'Neil and Michael G. Nicholson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

2. Ratify the appointment of Hausser + Taylor, LLP as independent auditors.
       [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

 IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS
     WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

N-VIRO INTERNATIONAL CORPORATION
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66-4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263



      -------------------------------


               NAME APPEARS




      -------------------------------


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II DIRECTORS AND FOR PROPOSAL 2.

         Please sign exactly as name appears below.

         When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                        ------------------

-----------------------------------
                                                        ------------------

                                          Date:                           , 2001
         NAME APPEARS                          ---------------------------

                                          -------------------------------------
                                                        Signature
-----------------------------------
                                          -------------------------------------
                                                Signature if Held Jointly

                                          [ ] PLEASE CHECK HERE IF YOU PLAN TO
                                              ATTEND THE ANNUAL MEETING